Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of NOVAGOLD Resources Inc. (the "Company") on Form 10-K for the year ended November 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory A. Lang, Chief Executive Officer of the Company, certify that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: January 27, 2016                                                                                                                By: /s/ Gregory A. Lang
                  Gregory A. Lang
                  President and Chief Executive Officer